BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
SUPPLEMENT DATED APRIL 27, 2026 TO THE PROSPECTUS
DATED MAY 1, 2015
For contracts issued on or after December 17, 2007, this supplement describes the Annuity Date provision under the contract offered by the selling firm to which your account representative is associated. This supplement applies to the Class XC variable annuity contracts issued by Brighthouse Life Insurance Company of NY (“we” or “us”).
This supplement provides information in addition to that contained in the prospectus dated May 1, 2015 (as supplemented) for the contract. It should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at P.O. Box 4301, Clinton, IA 52733-4301 or call us at (888) 243-1932 to request a free copy.
Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.
Annuity Date
In the “ANNUITY PAYMENTS (THE INCOME PHASE) — Annuity Date” section of the prospectus, replace the second and third paragraphs with the following:
When you purchase the contract, the Annuity Date will be the later of the first day of the calendar month after the Annuitant’s 90th birthday or ten (10) years from the date your contract was issued. You can change or extend the Annuity Date at any time before the Annuity Date with 30 days prior notice to us. However, if you have bought your contract through the selling firm to which your account representative is associated, you cannot extend your Annuity Date to a date beyond age 95 of the Annuitant unless your contract is held through a custodial account, such as an IRA held in a custodial account (see “Other Information — Annuitant” for the definition of Annuitant and permitted changes of the Annuitant).
Please be aware that once your contract is annuitized, you are ineligible to receive the death benefit you have selected. Additionally, if you have elected a living benefit rider such as a Guaranteed Withdrawal Benefit, a Guaranteed Minimum Income Benefit, or the Guaranteed Minimum Accumulation Benefit, and the rider continues in effect at the time of annuitization, annuitizing your contract terminates the rider, including any death benefit provided by the rider and any Guaranteed Principal Adjustment (for the Lifetime Withdrawal Guarantee riders, the Guaranteed Minimum Income Benefit Plus riders, and the GMIB Max I rider) or Guaranteed Accumulation Payment (for the Guaranteed Minimum Accumulation Benefit rider) that may also be provided by the rider. For a Guaranteed Withdrawal Benefit rider where annuitization must occur no later than age 95 of the Annuitant, there are several annuity income options to choose from during the Income Phase of which you should be aware. See “Living Benefits — Description of the Lifetime Withdrawal Guarantee II — Lifetime Withdrawal Guarantee and Annuitization” and Living Benefits — Description of the Enhanced Guaranteed Withdrawal Benefit — Enhanced Guaranteed Withdrawal Benefit and Annuitization“ in the prospectus.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

Telephone: 888-243-1932
SUPP-MLNYXC0426